Exhibit 10.3

FORM OF

INDEPENDENT DIRECTOR

RESTRICTED UNIT AWARD AGREEMENT

THIS AGREEMENT (the “Agreement”), is made effective as of the ___ day of __________, 20[ ], between VistaOne, L.P., a Delaware limited partnership (the “Partnership”), and ___________ (the “Participant”):

R E C I T A L S:

WHEREAS, the General Partner (as defined below) has determined that it would be in the best interests of the Partnership and its unitholders to grant the restricted unit award provided for herein (the “Restricted Unit Award”) to the Participant as of the Date of Grant (as defined below) covering a number of unit interests in the Partnership (“Units”) pursuant to the terms set forth herein, subject to the Participant’s continued service on the Board of Directors of the Partnership (the “Board”).

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.
Definitions. The following definitions shall be applicable throughout the Agreement:
(a)
“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Partnership. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
(b)
“Change in Control” shall mean the occurrence of any of the following events:
(i)
any Person or Group, other than a Permitted Holder, is or becomes the “beneficial owner” (as defined in rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly of more than 30% of the total outstanding Units of the Partnership (or any entity which controls the Partnership) within a 12-month period, including by way of merger, consolidation, tender or exchange offer, or otherwise; or
(ii)
the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Partnership to any Person or Group other than the Permitted Holders.

(c)
“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.
(d)
“Date of Grant” shall mean the date that the __________, 20[ ] transaction price (net asset value) of the Class E Units is determined.
(e)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.
(f)
“General Partner” means VistaOne GP, L.P., the general partner of the Partnership.
(g)
“Group” shall mean “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.
(h)
“Limited Partnership Agreement” shall mean the second amended and restated limited partnership agreement, dated as of August 11, 2025, as may be further amended from time to time.
(i)
“Permitted Holder” means any of the following: (i) the Partnership, Vista Equity Partners Management LLC or any of their respective Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Partnership or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the unitholders of the Partnership in substantially the same proportions as their ownership of Units.
(j)
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
2.
Grant of the Restricted Units. Subject to the terms and conditions set forth in this Agreement, the Partnership shall grant to the Participant, as of the Date of Grant, a Restricted Unit Award consisting of a number of Class E units of the Partnership (the “Restricted Units”) having an aggregate fair value equal to $________ on the Date of Grant, with such number of Restricted Units to be determined based on the __________, 20[ ] transaction price (net asset value) per Class E Unit. The Restricted Units shall vest and become nonforfeitable in accordance with Section 3 hereof.
3.
Vesting
(a)
Subject to the Participant’s continued service on the board of directors of the Partnership (“Board Service”), each grant of Restricted Units made hereunder shall vest and become non-forfeitable with respect to 100% of the Restricted Units subject thereto on the one-year anniversary of the Date of Grant.
(b)
If the Participant’s Board Service with the Partnership ends for any reason, the Restricted Units, to the extent not previously vested, shall be forfeited by the Participant without consideration.
(c)
Notwithstanding any other provision of this Agreement to the contrary, in the event of a Change in Control following the Date of Grant, the Restricted Units shall, to the extent not then vested and not previously forfeited, immediately become fully vested.
4.
Book Entry Ownership. The Partnership shall recognize the Participant’s ownership of the Restricted Units through uncertificated book entry.
5.
Rights as a Unitholder. The Participant shall be the record owner of the Restricted Units from and after the Date of Grant, and as record owner shall be entitled to all rights of a unitholder of the Partnership, including, without limitation, distribution rights with respect to the Restricted Units; provided that the Restricted Units that have not previously vested shall be subject to the limitations on transfer and encumbrance set forth in Section 8.

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6.
Notations. To the extent applicable, all book entries representing the vested Restricted Units shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission and any applicable Federal or state laws, and the Board may cause notations to be made next to the book entries to make appropriate reference to such restrictions.
7.
No Right to Continued Board Service. The granting of the Restricted Units evidenced by this Agreement shall impose no obligation on the Partnership or any Affiliate to continue the Board Service of the Participant and shall not lessen or affect the Partnership’s or its Affiliate’s right to terminate the Board Service of such Participant.
8.
Transferability. The Restricted Units may not, at any time prior to becoming vested pursuant to Section 3, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Partnership or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
9.
Withholding. The Participant may be required to pay to the Partnership or any Affiliate and the Partnership shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Units, their grant or vesting or any payment or transfer with respect to the Restricted Units and to take such action as may be necessary in the opinion of the General Partner to satisfy all obligations for the payment of such withholding taxes.
10.
Participant Acknowledgments. This Agreement is being entered into by the Partnership in reliance upon the following express acknowledgment, representations and warranties of the Participant:
(a)
Participant understands that it may be deemed an Affiliate of the Partnership;
(b)
Participant understands that upon the vesting of any Restricted Units, the Participant will receive restricted Class E Units, which must be held indefinitely and may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended, or registration thereunder and the Partnership is under no obligation to consummate such registration and does not expect to register such Class E Units;
(c)
Participant agrees to make or enter into such written representations, warranties and agreements as the General Partner may reasonably request in order to comply with applicable securities laws or with this Agreement;
(d)
Participant understands that neither the grant of Restricted Units (both prior and subsequent to vesting) nor any provision contained in this Agreement shall entitle the Participant to remain in the service of the Partnership or affect the right of the Partnership to terminate the Participant’s service at any time for any reason;
(e)
The Participant will have consulted, or will have had an opportunity to consult with, independent legal counsel regarding his or her rights and obligations under this Agreement evidencing any grant of Restricted Units and he or she fully understands the terms and conditions contained herein and therein.
11.
Notices. Any notice required or permitted under this Agreement shall be in writing and shall be either delivered by electronic transmission (i.e., electronic mail or facsimile) (which shall be effective upon receipt of confirmation of successful transmission), personally delivered, or mailed by first class mail, return receipt requested, to the Participant at the address indicated in the Partnership’s records, and to the Partnership at the address below indicated:

Notices to the Partnership:

4 Embarcadero Center, 20th Floor

San Francisco, CA 94111

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or such other number or address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed.

12.
Restricted Units Subject to Limited Partnership Agreement; Interpretive Principles; Spousal Consent. By executing this Agreement, the Participant agrees and acknowledges that: (a) the Participant has received and read a copy of the Limited Partnership Agreement, and (b) the Restricted Units are subject to the Limited Partnership Agreement, the terms and provisions of which are hereby incorporated herein by reference. In the event of any conflict between any term or provision contained herein and the Limited Partnership Agreement, the terms of the Limited Partnership Agreement shall govern and prevail. If the Participant has not already provided the Partnership with an executed spousal consent from the Participant’s spouse, the Participant will deliver to the Partnership an executed consent from the Participant’s spouse (if any) in the form of Exhibit A attached hereto. If, at any time subsequent to the date hereof, the Participant becomes legally married (whether in the first instance or to a different spouse), the Participant shall cause his or her spouse to execute and deliver to the Partnership a consent in the form of Exhibit A attached hereto. The Participant’s failure to deliver the Partnership an executed consent in the form of Exhibit A at any time when the Participant would otherwise be required to deliver such consent shall constitute the Participant’s continuing representation and warranty that the Participant is not legally married as of such date. By executing this agreement, Participant will be subject to the Limited Partnership Agreement.
13.
Governing Law. All issues concerning this Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision of rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the Partnership and the Participant submits to the co-exclusive jurisdiction of the United States District Court and any Delaware state court sitting in Wilmington, Delaware over any lawsuit under this Agreement and waives any objection based on venue or forum non conveniens with respect to any action instituted therein. Each of the Partnership and the Participant waives the necessity for personal service of any and all process upon it and consents that all such service of process may be made by registered or certified mail (return receipt requested), in each case, directed to such party in accordance with the notice requirements set forth in this Agreement, and service so made will be deemed to be completed on the date of actual receipt. Each of the Partnership and the Participant consents to service of process as aforesaid. Nothing in this Agreement will prohibit personal service in lieu of the service by mail contemplated herein.
14.
Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on next page.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the day and year first above written.

VISTAONE, L.P.

By:	VISTAONE GP, L.P., its general partner

By:	VISTAONE GP MANAGEMENT, LLC, its general partner

By:
Name:
Title:

PARTICIPANT

[Signature page to Restricted Unit Award Agreement]

EXHIBIT A

Form of Spousal Consent

SPOUSAL CONSENT

The undersigned spouse hereby acknowledges that I have read the following agreements to which my spouse is a party:

Limited Partnership Agreement

Independent Director Restricted Unit Agreement

And that I understand their contents. I am aware that such agreements provide for the forfeiture of certain of my spouse’s equity interests of VistaOne, L.P., a Delaware limited partnership (the “Partnership”), under certain circumstances and impose other restrictions on such equity interests. I agree that my spouse’s interest in such equity interests is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such equity interests shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

The undersigned spouse irrevocably constitutes and appoints __________________________________ (the “Equityholder”) as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all equity interests of the Partnership in which the undersigned now has or hereafter acquires any interest and in any and all equity interests of the Partnership now or hereafter held of record by the Equityholder (including but not limited to, the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all such equity interests and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Equityholder, or dissolution of marriage and this proxy will not terminate without consent of the Equityholder and the Partnership.

Equityholder:	Spouse of Equityholder (if applicable):

Signature	Signature

Printed Name	Printed Name

Dated	Dated

SUBSCRIBED AND SWORN to of , 20
My Commission Expires

Notary Public